JOHN HANCOCK

INTERMEDIATE MATURITY
GOVERNMENT FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

SEPTEMBER 25, 1995

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TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Expense Information...................................................................     2
The Fund's Financial Highlights.......................................................     3
Investment Objective and Policies.....................................................     4
Organization and Management of the Fund...............................................     6
Alternative Purchase Arrangements.....................................................     6
The Fund's Expenses...................................................................     8
Dividends and Taxes...................................................................     9
Performance...........................................................................    10
How to Buy Shares.....................................................................    11
Share Price...........................................................................    12
How to Redeem Shares..................................................................    18
Additional Services and Programs......................................................    20
Investments, Techniques and Risk Factors..............................................    23

  This Prospectus sets forth the information about John Hancock Intermediate Maturity Government Fund (the "Fund"), a diversified series of John Hancock Bond Fund (the "Trust"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated September 25, 1995, and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses for the Fund and Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund previously invested all of its assets, for the fiscal year ended March 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses in the future of Class A and Class B shares may be greater or less than those indicated.


                                                                                                          CLASS A     CLASS B
                                                                                                          SHARES      SHARES
                                                                                                          -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).........................      3.00 %      None
Maximum sales charge imposed on reinvested dividends..................................................      None        None
Maximum deferred sales charge.........................................................................      None*       3.00 %
Redemption fee+.......................................................................................      None        None
Exchange fee..........................................................................................      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management fee (after expense limitation).............................................................      0.00 %      0.00 %
12b-1 fee**...........................................................................................      0.25 %      0.90 %
Other expenses (after expense limitation)***..........................................................      0.50 %      0.50 %
                                                                                                          -------     -------
Total Fund operating expenses (after expense limitation)(a)...........................................      0.75 %      1.40 %



(a) Expenses reflect a temporary agreement by the Fund's investment adviser to limit expenses, not including Rule 12b-1 fees or any other class-specific expenses. Without such a limitation, the management fee, other expenses and total fund operating expenses of the Class A and Class B shares, respectively, would have been estimated as 0.40% and 0.40%; 0.72% and 0.72%; and 1.37% and 2.02%.

  * No sales charge is payable at the time of purchase on investments of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, in the event of certain redemption transactions within one year of purchase.
 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Class's average net assets, and the remaining portion will be used to cover distribution expenses. The Fund has determined to pay Class B Rule 12b-1 fees to 0.90% of average net assets attributable to Class B until December 31, 1996, after which these fees may be increased to as much as 1.00% of such assets and total Fund operating expenses would be 2.12% of such assets.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.

                                  EXAMPLE:                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return:
Class A Shares...............................................................    $ 37          $53           $70           $120
Class B Shares
    -- Assuming complete redemption at end of period.........................    $ 44          $64           $69           $118
    -- Assuming no redemption................................................    $ 14          $44           $69           $118

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS
  The information in the following table of financial highlights for the periods through the year ended March 31, 1995 has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. Further information about the performance of the shares of the Fund is contained in the Annual Report to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.
  Selected data for shares of the Fund outstanding during the periods indicated is as follows.

                                       CLASS A SHARES                                          CLASS B SHARES
                    ----------------------------------------------------    -----------------------------------------------------
                       YEAR          YEAR          YEAR         PERIOD         YEAR          YEAR          YEAR          PERIOD
                      ENDED         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                     1995(d)         1994          1993        1992(f)       1995(d)         1994          1993         1992(f)
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------     ----------
PER SHARE
  OPERATING
  PERFORMANCE
  Net Asset Value,
    Beginning of
    Period........   $   9.89      $  10.05      $  10.03      $  10.00(b)   $   9.89      $  10.05      $  10.03        $10.00(b)
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------     ----------
  Net Investment
    Income........       0.49          0.41          0.58          0.17          0.43          0.34          0.51          0.15
  Net Realized and
    Unrealized
    Gain (Loss) on
    Investments...      (0.11)        (0.16)         0.02          0.03         (0.11)        (0.16)         0.02          0.03
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------     ----------
    Total from
      Investment
     Operations...       0.38          0.25          0.60          0.20          0.32          0.18          0.53          0.18
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------     ----------
  Less
    Distributions:
  Dividends from
    Net Investment
    Income........      (0.48)        (0.41)        (0.58)        (0.17)        (0.42)        (0.34)        (0.51)        (0.15)
                    ----------    ----------    ----------    ----------    ----------    ----------    ----------     ----------
  Net Asset Value,
    End of
    Period........   $   9.79      $   9.89      $  10.05      $  10.03      $   9.79      $   9.89      $  10.05        $10.03
                     ========      ========      ========      ========      ========      ========      ========      ========
  Total Investment
    Return at Net
    Asset Value...       3.98%         2.51%         6.08%         1.96%(c)      3.33%         1.85%         5.40%         1.80%(c)
  Total Adjusted
    Investment
    Return at Net
    Asset
    Value(a)......       3.43%         2.27%         5.53%         0.84%         2.78%         1.61%         4.85%         0.68%
RATIOS AND
  SUPPLEMENTAL
  DATA
  Net Assets, End
    of Period
    (000's
    omitted)......   $ 12,950      $ 24,310      $ 33,273      $ 13,775      $  9,506      $ 11,626      $ 13,753        $1,630
  Ratio of
    Expenses to
    Average Net
    Assets**(e)...       0.75%         0.75%         0.50%         0.50%*        1.40%         1.40%         1.15%         1.15%*
  Ratio of
    Adjusted
    Expenses to
    Average Net
   Assets(a)(e)...       1.50%         0.99%         1.05%         1.62%*        2.15%         1.64%         1.70%         2.27%*
  Ratio of Net
    Investment
    Income to
    Average Net
    Assets**......       4.91%         4.09%         5.47%         6.47%*        4.26%         3.44%         4.82%         5.85%*
  Ratio of
    Adjusted Net
    Investment
    Income to
    Average
    Assets(a).....       4.36%         3.85%         4.92%         5.35%*        3.71%         3.20%         4.27%         4.73%*
  Portfolio
    Turnover
    Rate..........        341%          244%          186%            1%          341%          244%          186%            1%
  **Expense
    Reimbursement
    per share.....   $   0.05      $  0.002      $   0.06      $   0.11      $   0.05      $  0.002      $   0.06        $ 0.11

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(e) The expenses used in the ratios represent the total expenses of the Fund plus the expenses of the Portfolio which were incurred indirectly through the Fund's investment in the Portfolio.
(f) For the period December 31, 1991 (Commencement of Operations) to March 31, 1992.

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to achieve a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies. The Fund may also invest in medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or remaining average life of three to ten years. There is no assurance that the Fund will achieve its investment objective.

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                   THE FUND SEEKS TO ACHIEVE A HIGH LEVEL OF
                   CURRENT INCOME, CONSISTENT WITH
                   PRESERVATION OF CAPITAL AND MAINTENANCE OF
                   LIQUIDITY.
-------------------------------------------------------------------------------

Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in U.S. Government securities. U.S. Government securities consist of the following:

1. U.S. Treasury obligations, which differ only in their interest rates, maturities and time of issuance, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities greater than ten years); and

2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., securities issued by the Government National Mortgage Association ("Ginnie Maes")); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., securities of the Federal Home Loan Bank Board); or (iii) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("Freddie Macs") or the Federal National Mortgage Association ("Fannie Maes")).

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass-through" of the monthly interest and principal payments (including prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's investments in mortgage-backed securities may also include certain classes of multiple class collateralized mortgage obligations and "stripped" mortgage-backed securities ("SMBS"). During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt obligations of similar maturity. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. See "Investments, Techniques and Risk Factors" for a further discussion of U.S. Government securities and these risks.

Under normal conditions, the Fund may invest the remainder of its assets in other U.S. Government securities and asset-backed securities and debt obligations of corporate issuers each of which is rated in the highest rating category by a nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable quality.

The Fund may also buy and sell options contracts, financial futures contracts and options on these futures contracts for hedging and non-hedging purposes. These contracts may be based on securities and securities indices. All of the Fund's futures contracts and options on futures contracts will be traded on a U.S. commodity exchange or board of trade.

Options, futures contracts and mortgage-backed securities are generally considered to be "derivative" instruments because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments.

The Fund may also lend its portfolio securities; enter into repurchase agreements, mortgage dollar rolls and reverse repurchase agreements; purchase securities on a forward commitment or when-issued basis; and purchase restricted and illiquid securities.

See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and its policies, including its policy of investing at least 65% of its assets in U.S. Government securities, are nonfundamental and may be changed by a vote of the Trustees without shareholder approval.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

The primary consideration in choosing brokerage firms to carry out the Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Trustees, the Fund's investment adviser, John Hancock Advisers, Inc. (the "Adviser"), may place securities transactions with brokers affiliated with the Adviser. Affiliated brokers include Tucker Anthony Incorporated, Sutro and Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

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                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust in 1984. The Trust reserves the right to create and issue a number of series of shares, or funds or classes of these series, which are separately managed and have different investment objectives. The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Trust is not required and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other Fund shareholders.

-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through brokers which have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

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                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING AN AGGREGATE
                   NET ASSET VALUE OF MORE THAN $13 BILLION.
-------------------------------------------------------------------------------

The Fund is managed by the Adviser's government team, and no single person is primarily responsible for making recommendations to the team.

In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS

You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative -- Class A shares") or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative -- Class B shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount of your purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------


CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within four years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. John Hancock Funds and the Fund have agreed until further notice to limit the Fund's 12b-1 fee for Class B shares to 0.90% of the Fund's Class B average daily net assets. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than those of Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE. The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.


Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a four-year period, a CDSC.


In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They also will be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES

For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser equal to 0.40%.


During the Fund's fiscal year ended March 31, 1995, the advisory fee paid by the Fund was equal to 0.20% of the Fund's average daily net assets, reflecting the agreement by the Adviser and the former investment adviser to reduce operating expenses and not to impose a portion of the management fee during that year. The Adviser has temporarily agreed to continue to limit the Fund's aggregate operating expenses until December 31, 1996 and not to impose its management fee or to make other arrangements to the extent necessary to limit the total of the management fees and the aggregate operating expenses of the Fund to 0.75% and 1.40% of the average net assets attributable to the Class A and Class B shares, respectively.


The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. The Fund has temporarily determined to limit the distribution and services fees pursuant to the Class B Plan to 0.90% of average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------
and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders.

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended March 31, 1995, an aggregate of $253,107 of distribution expenses or 2.30% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES
DIVIDENDS. The Fund generally declares daily and distributes monthly dividends representing all or substantially all of its net investment income. The Fund will distribute net realized long-term and short-term capital gains, if any, at least annually.

-------------------------------------------------------------------------------
                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES THEM MONTHLY.
-------------------------------------------------------------------------------

Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than those on the Class A shares. See "Share Price."

TAXATION. Dividends from the Fund's net investment income and net short-term capital gains are taxable to you as ordinary income and dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether you take them in cash or reinvest in additional shares. Certain dividends may be paid in January of a given year but may be taxable as if you received them the previous December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application you must certify that the social security or other taxpayer identification number you provide is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes with respect to your investment in and distributions from the Fund. In some states, a portion of the Fund's dividends that represents interest received by the Fund on direct U.S. Government obligations may be exempt from tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. You should consult your tax adviser for specific advice.

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------

The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge of 3% (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return and yield for Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations, and are not an indication of future performance. See "Alternative Purchase Arrangements -- Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    The minimum initial investment in Class A and Class B shares is $1,000
    ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Service will assume that you are investing in Class A shares.
--------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation ("Investor Services"), P.O. Box 9115,
                       Boston, MA, 02205-9115.
                  2.   Deliver the completed application and check to your
                       registered representative or Selling Broker or mail it
                       directly to Investor Services.
--------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling
                       1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                       For credit to: John Hancock Intermediate Maturity
                       Government Fund
                       Class A or Class B shares
                       Your Account Number
                       Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application,
    ACCUMULATION       designating a bank account from which funds may be drawn.
    PROGRAM       2.   The amount you elect to invest will be automatically
    (MAAP)             withdrawn from your bank or credit union account.
--------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information"
                       sections on the Account Privileges Application,
                       designating a bank account from which your funds may be
                       drawn. Note that in order to invest by phone, your
                       account must be in a bank or credit union that is a
                       member of the Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in
                       which your account is registered, the Fund name, the
                       class of shares you own, your account number, and
                       the amount you wish to invest.
                  4.   Your investment normally will be credited to your
                       account the business day following your phone
                       request.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your
                       account statement or include a note with your
                       investment listing the name of the Fund, the
                       class of shares you own, your account number and the
                       name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                       John Hancock Investor Services Corporation
                       P.O. Box 9115
                       Boston, MA 02205-9115
                       or deliver it to your registered representative or
                       Selling Broker.
--------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                       First Signature Bank & Trust
                       John Hancock Deposit Account No. 900000260
                       ABA Routing No. 211475000
                       For credit to: John Hancock Intermediate Maturity
                                      Government Fund
                       Class A or Class B shares
                       Your Account Number
                       Name(s) under which account is registered
--------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------

SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which the Trustees have determined approximates market value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.

-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                            COMBINED
                                       SALES CHARGE AS     REALLOWANCE         REALLOWANCE TO
   AMOUNT INVESTED    SALES CHARGE AS  A PERCENTAGE OF  AND SERVICE FEE AS   SELLING BROKERS AS
   (INCLUDING SALES   A PERCENTAGE OF    THE AMOUNT      A PERCENTAGE OF       A PERCENTAGE OF
       CHARGE)        OFFERING PRICE      INVESTED      OFFERING PRICE(+)   THE OFFERING PRICE(*)
-------------------------------------  ---------------  ------------------  ---------------------
Less than $100,000          3.00%            3.09%            2.50%                2.26%
$100,000 to $499,999        2.50%            2.56%            2.25%                2.01%
$500,000 to $999,999        2.00%            2.04%            1.75%                1.51%
$1,000,000 and over         0.00%(**)        0.00(**)         (***)                0.00(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933. Other than distribution and service fees, the Fund does not bear distribution expenses.

 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.

(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund, and thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

In addition, John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within

12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

                            AMOUNT INVESTED                             CDSC RATE
---------------------------------------------------------------------------------
$1 million to $4,999,999................................................    1.00%
Next $5 million to $9,999,999...........................................    0.50%
Amounts of $10 million and over.........................................    0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charges" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of funds within the John Hancock family of funds (except John Hancock Money Market Fund), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in Class A shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------

1. Your current purchase of Class A shares of the Fund.

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $80,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 2.50% and not 3.00%. (The rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares.")

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:
- A Trustee or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------
- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*
- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he/she withdraws from his/her plan and transfers any or all of his/her plan distributions directly to the Fund.

------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without a sales charge so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the four-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:


- Proceeds of 50 shares redeemed at $12 per share........................   $600
- Minus proceeds of 10 shares not subject to CDSC because they were
  acquired through dividend reinvestment (10 x $12)......................   -120
- Minus appreciation on remaining shares, also not subject to CDSC (40 x
  $2)....................................................................    -80
                                                                            ----
- Amount subject to CDSC.................................................   $400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses part of them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without deducting a sales charge at the time of the purchase.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                     YEAR IN WHICH
                CLASS B SHARES                       CONTINGENT DEFERRED SALES
              REDEEMED FOLLOWING                     CHARGE AS A PERCENTAGE OF
                   PURCHASE                        DOLLAR AMOUNT SUBJECT TO CDSC
--------------------------------------------------------------------------------
First                                                               3.0%
Second                                                              2.0%
Third                                                               2.0%
Fourth                                                              1.0%
Fifth and thereafter                                                None

A commission equal to 2.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

- Redemptions of Class B shares made under a Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $100 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following four years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into the Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change a shareholder's tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment as permitted by Federal securities laws, which could be up to seven days.

--------------------------------------------------------------------------------
    BY TELEPHONE  All Fund shareholders are automatically eligible for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (New York time), Monday through Friday, excluding days on which the Exchange is closed. Investor Service employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number
                  applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded. You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the
                  last thirty days. A check will be mailed to the exact
                  name(s) and address shown on the account.
                  If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures mentioned above.Telephone redemption is not available for IRAs or other tax-qualified
                  retirement plans or shares of the Fund that are in certificated form.
                  During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times, you
                  should consider placing redemption requests in writing or
                  use EASI-Line. EASI-Line's telephone number is 1-800-338-8080.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    BY WIRE       If you have a telephone redemption form on file with the Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee
                  (currently $4.00) will be deducted. You may also use
                  electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days.
                  Your bank may or may not charge a fee for this service.
                  Redemptions of less than $1,000 will be sent by check or
                  electronic funds transfer. This feature may be elected by
                  completing the "Telephone Redemption" section on the
                  Account Privileges Application included with this Prospectus.
--------------------------------------------------------------------------------
    IN WRITING    Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account
                  number and the additional requirements listed below that
                  apply to your particular account.
--------------------------------------------------------------------------------

       TYPE OF
    REGISTRATION                            REQUIREMENTS
-----------------------------------     ---------------------------------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with
      Proprietorship, Custodial         titles where applicable) by all
      (Uniform Gifts or Transfer to     persons authorized to sign for the
      Minors Act), General Partners     account, exactly as it is registered
                                        with the signature(s) guaranteed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s)
                                        authorized to act on the account with
                                        the signature(s) guaranteed.
    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s)
                                        guaranteed. (If the trustee's name is
                                        not registered on your account, also
                                        provide a copy of the trust document,
                                        certified within the last 60 days.)

    If you do not fall into any of these registration categories, please call 1-800-225-5291 for further instructions.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------
    A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services:
    (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------
    THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.
-------------------------------------------------------------------------------
    If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.
    Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $100 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares. Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
--------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into the Fund, John Hancock Short-Term Strategic Income Fund and John Hancock Limited-Term Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock Fund, you will be subject to the CDSC schedule in effect on your initial purchase date.


The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.


An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE
1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:
   -- the name and class of the Fund whose shares you currently own

   -- your account number
   -- the name(s) in which the account is registered -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange Sign your request exactly as the account is registered.
2. Mail the request and information to:

  John Hancock Investor Services Corporation
  P.O. Box 9116
  Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE
1. You will not be subject to a sales charge on Class A shares reinvested in shares of any John Hancock fund that is otherwise subject to a sales charge as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. For purposes of computing the CDSC payable upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.

-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------

2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN
1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application by calling your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be automatically withdrawn each month from your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------

2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments being withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund as a funding medium for various types of qualified retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R.
   10), Pension and Profit Sharing Plans (including 401(k) plans), Tax Sheltered Annuity Retirement Plans (403(b) Plan) and Section 457 Plans.

2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as group IRA, SEP, SARSEP, TSA, 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

INVESTMENTS, TECHNIQUES AND RISK FACTORS
MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. A mortgage-backed security is an obligation of an issuer which is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the

Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole.

The Fund may also invest in "stripped" mortgage-backed securities ("SMBS"). SMBS are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the markets for such securities is increasingly liquid, the Adviser may, in accordance with guidelines adopted by the Board of Trustees, determine that certain stripped mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund's limitation of investments of illiquid securities.

Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if the Adviser determines they are consistent with the Fund's investment objectives and policies.

RESTRICTED SECURITIES. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Trustees will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities to not more than 15% of its net assets.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

REPURCHASE AGREEMENTS, FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing debt securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.


REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of highly liquid, marketable debt securities to cover its obligations under reverse repurchase agreements with selected firms approved in advance by the Board of Trustees. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund. As an investment practice reverse repurchase agreements may have the effect of leveraging the Fund's assets and may be considered speculative. Leveraging may magnify the potential for gain or loss on the portfolio securities of the Fund and therefore increase the possibility of fluctuation in the Fund's net asset value. The Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3% of its total net assets.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading may have the effect of increasing portfolio turnover rate. Short-term trading of fixed-income securities should not increase direct transaction costs since fixed-income securities are normally traded on a principal basis without brokerage commissions. The Fund does not invest for the purpose of seeking short-term profits. The Fund's investment securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of investment securities for a particular year equaled the average monthly value of investment securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) may make it more difficult for the Fund to qualify as a regulated investment company under the Code. The Fund's portfolio turnover rate is set forth in the table under "Financial Highlights."

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts, financial futures contracts and options on futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates, and security prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on securities or indices, including options and futures traded on foreign exchanges and options not traded on exchanges.

Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce capital gains.

The Fund will not engage in a transaction in futures or options on futures for non-hedging purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code or qualification as a regulated investment company.

RISKS ASSOCIATED WITH OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS. The risks associated with the Fund's transactions in options, futures and other derivative instruments, including mortgage-backed securities, may include some or all of the following:

Market Risk. Options and futures transactions, as well as other derivative instruments, involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund. Investments in mortgage-backed securities are subject to the prepayment, extension, interest rate and other market risks described above.

Leverage and Volatility Risk. Derivative instruments may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in derivative instruments by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. The Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter instruments involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 15% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative instruments may depend on the cooperation of the counterparties to these instruments. For derivative instruments that are not heavily traded, the only source of price quotations may be the selling dealer or counterparty.

JOHN HANCOCK INTERMEDIATE
MATURITY GOVERNMENT FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   Investors Bank & Trust Company
   24 Federal Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call
1-800-225-5291
For Investment-by-Phone
For Telephone Redemption
For TDD call 1-800-554-6713

JHD 5500P 9/95       (LOGO)   Printed

on Recycled Paper

                                           JOHN HANCOCK
                                           INTERMEDIATE
                                           MATURITY
                                           GOVERNMENT FUND

                                           CLASS A AND CLASS B SHARES
                                           PROSPECTUS

                                           SEPTEMBER 25, 1995


                                           FOR INVESTORS SEEKING TO
                                           ACHIEVE A HIGH LEVEL OF
                                           CURRENT

                                           INCOME, CONSISTENT WITH
                                           PRES-

                                           ERVATION OF CAPITAL AND
                                           MAINTE-
                                           NANCE OF LIQUIDITY.

                                           101 HUNTINGTON AVENUE
                                           BOSTON, MASSACHUSETTS 02199-7603
                                           TELEPHONE 1-800-225-5291

               JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND

                           CLASS A AND CLASS B SHARES


                       STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 25, 1995



         This Statement of Additional Information ("SAI") provides information about the John Hancock Intermediate Maturity Government Fund (the "Fund"), a diversified series of John Hancock Bond Fund (the "Trust"), in addition to the information that is contained in the Fund's Prospectus, dated September 25, 1995.


         This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                                                    Statement of
                                                                                                     Additional
                                                                                                    Information
                                                                                                        Page
                                                                                                    ------------
Organization of the Trust...................................................................               1
Investment Objective and Policies...........................................................               1
Certain Investment Practices................................................................               1
Investment Restrictions.....................................................................              13
Those Responsible for Management............................................................              16
Investment Advisory and Other Services......................................................              26
Distribution Contracts......................................................................              30
Net Asset Value.............................................................................              33
Initial Sales Charge on Class A Shares......................................................              33
Deferred Sales Charge on Class B Shares.....................................................              35
Special Redemptions.........................................................................              36
Additional Services and Programs............................................................              36
Description of the Fund's Shares............................................................              37
Tax Status..................................................................................              39
Calculation of Performance..................................................................              42
Brokerage Allocation........................................................................              44
Transfer Agent Services.....................................................................              46
Custody of Portfolio .......................................................................              47
Independent Auditors........................................................................              47
Appendix A..................................................................................             A-1
Financial Statements........................................................................             F-1

ORGANIZATION OF THE TRUST

         The Trust is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. The Trust currently has only one series, the Fund. Prior to September 22, 1995, the Fund was called John Hancock Adjustable U.S. Government Trust. Prior to December 22, 1994, the Fund was called Transamerica Adjustable U.S. Government Trust.

         The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to achieve a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies. The Fund may also invest in obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years. There is no assurance that the Fund will achieve its investment objective.

CERTAIN INVESTMENT PRACTICES

         MORTGAGE BACKED SECURITIES. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

         Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

         Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

         Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

         A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

         Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

         RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

         Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

         Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

         RISK ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

         Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

         The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

         These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

         Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

         ASSET-BACKED SECURITIES. The Fund may invest a portion of its assets in asset-backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Services, Inc.) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

         Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

         Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

         WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

         When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell the security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

         REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements which involve the sale of securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund would also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable debt securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the value of its total net assets (including for this purpose other borrowings of the Fund). The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.


         FINANCIAL FUTURES CONTRACTS. The Fund may buy and sell futures contracts (and related options) on securities in which it may invest, interest rate indices, and other instruments. The Fund may hedge its portfolio by selling or purchasing financial futures contracts as an offset against the effects of changes in interest rates or in security values. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund may enter into financial futures contracts for hedging and speculative purposes to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

         Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the CFTC. Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. Currently, financial futures contracts are based on interest rate instruments such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit and Eurodollar certificates of deposit. It is expected that if other financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

         Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than a Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. Each Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

         At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on their initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to market its open financial future positions.

         Successful hedging depends on a strong correlation between the market for the underlying securities and the futures contract market for those securities. There are several factors that will probably prevent this correlation from being a perfect one, and even a correct forecast of general interest rate trends may not result in a successful hedging transaction. There are significant differences between the securities and futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated and, thus, subject to greater fluctuation in price than higher-rated securities.

         A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities in the Fund's portfolio and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in a futures contract may result in losses or gains in excess of the amount invested.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

         Options on Financial Futures Contracts. The Fund may buy and sell options on financial futures contracts on securities in which it may invest, interest rate indices, and other instruments. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium it paid for the option.

         Other Considerations. The Fund will engage in futures and options transactions for bona fide hedging or speculative purposes to the extent permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities, or the currency in which they are denominated, the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities at the time when the futures contract or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish speculative positions in futures contracts and options on futures will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for Federal income tax purposes.

         When the Fund purchases financial futures contracts, or write put options or purchase call options thereon, cash or liquid, high grade debt securities will be deposited in a segregated account with the Fund's custodian in an amount that, together with the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts.


         Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, this Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed and over-the-counter call and put options on up to 100% of its net assets.


         The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

         As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

         When writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

         If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after they have been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

         In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from the 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund. A majority for this purpose means the holders of: (a) more than 50% of the outstanding shares, or (b) 67% or more of the shares represented at a meeting where more that 50% of the outstanding shares are represented, whichever is less.

         The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8. issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

         The Fund has also adopted the following additional operating restrictions that may be required by various state laws and administrative positions. These operating restrictions are not fundamental policies and may be changed by the Fund without approval of its shareholders.

         Under those operating restrictions, the Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) make investments in the securities of other investment companies, except as otherwise permitted by the 1940 Act or in connection with a merger, consolidation, or reorganization;

(c) invest in securities of issuers (other than U.S. Government Securities) having a record of less than three years of continuous operation (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer) if, regarding all securities, more than 5% of the total assets (taken at market value at the time of each investment) of the Fund would be invested in such securities, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(d) invest in commodities, except that the Fund may purchase and sell: options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, forward commitments, when-issued securities, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

(e) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction no. 1 above;

(f) purchase warrants of any issuer, except on a limited basis, if, as a result, more than 2% of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange and more than 5% of the value of its total assets would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value in each case to warrants acquired by the Fund in units or attached to debt securities; or

(g) purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities.

(h) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

                        THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and directors of John Hancock Funds.

         Set forth below is the principal occupation or employment of the Trustees and officers of the Trust during the past five years.

                             POSITION HELD                  PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             WITH THE TRUST                 DURING PAST FIVE YEARS
----------------             --------------                 ----------------------
Edward J. Boudreau, Jr.*     Trustee,                       Chairman and Chief
101 Huntington Avenue        Chairman and                   Executive Officer of
Boston, MA 02199             Chief Executive                the Adviser, The Berkeley
                             Officer(1)(2)                  Financial Group ("The
                                                            Berkeley Group"); Chairman,
                                                            NM Capital Management, Inc.
                                                            ("NM Capital"); John Hancock
                                                            Advisers International
                                                            Limited ("Advisers
                                                            International"); John
                                                            Hancock Funds, Inc.; John
                                                            Hancock Investor Services
                                                            Corporation ("Investor
                                                            Services"); and Sovereign
                                                            Asset Management
                                                            Corporation ("SAMCorp");
                                                            (hereinafter the Adviser,
                                                            the Berkeley Group, NM
                                                            Capital, Advisers
                                                            International, John
                                                            Hancock Funds, Inc.,
                                                            Investor Services and
                                                            SAMCorp are collectively
                                                            referred to as the
                                                            "Affiliated Companies");
                                                            Chairman, First Signature
                                                            Bank & Trust; Director,
                                                            John Hancock Freedom
                                                            Securities Corporation,
                                                            John Hancock Capital
                                                            Corporation, New
                                                            England/Canada Business
                                                            Council; Member,
                                                            Investment Company
                                                            Institute Board of
                                                            Governors; Trustee,
                                                            Museum of Science;
                                                            President, the Adviser
                                                            (until July 1992);
                                                            Trustee or Director of
                                                            other investment
                                                            companies managed by the
                                                            Adviser; and Chairman,
                                                            John Hancock
                                                            Distributors, Inc. (until
                                                            April, 1994).

James F. Carlin              Trustee(3)                     Chairman and CEO,
233 West Central Street                                     Carlin Consolidated, Inc.
Natick, MA 01760                                            (insurance); Director,
                                                            Arbella Mutual Insurance
                                                            Company (insurance),
                                                            Consolidated Group Trust
                                                            (group health plan),
                                                            Carlin Insurance Agency,
                                                            Inc. and West Insurance
                                                            Agency, Inc.; Receiver,
                                                            the City of Chelsea
                                                            (until August 1992); and
                                                            Trustee or Director of
                                                            other investment
                                                            companies managed by the
                                                            Adviser.

William H. Cunningham        Trustee                        Chancellor, University
601 Colorado Street                                         of Texas System and
O'Henry Hall                                                former President of the
Austin, TX 78701                                            University of Texas,
                                                            Austin, Texas; Regents
                                                            Chair in Higher Education
                                                            Leadership; James L.
                                                            Bayless Chair for Free
                                                            Enterprise; Professor of
                                                            Marketing and Dean
                                                            College of Business
                                                            Administration/
                                                            Administration/Graduate
                                                            School of Business (1983-
                                                            1985); Centennial Chair
                                                            in Business Education
                                                            Leadership, 1983-1985;
                                                            Director, LaQuinta Motor
                                                            Inns, Inc. (hotel
                                                            management company);
                                                            Director, Jefferson-Pilot
                                                            Corporation (diversified
                                                            life insurance company);
                                                            Director,
                                                            Freeport-McMoran Inc.
                                                            (oil and gas company);
                                                            Director, Barton Creek
                                                            Properties, Inc.
                                                            (1988-1990) (real estate
                                                            development) and LBJ
                                                            Foundation Board
                                                            (education foundation);
                                                            and Advisory Director,
                                                            Texas Commerce Bank -
                                                            Austin.

Charles F. Fretz             Trustee(3)                     Consultant, self
RD #5, Box 300B                                             employed; Vice President
Clothier Springs Road                                       and Director, Towers,
Malvern, PA 19355                                           Perrin, Forster & Crosby,
                                                            Inc. (international
                                                            management consultants)
                                                            (until 1985).

Harold R. Hiser, Jr.         Trustee(3)                     Executive Vice President,
Schering-Plough Corporation                                 Schering-Plough
One Giralda Farms                                           Corporation (pharma-
Madison, NJ 07940-1000                                      ceuticals); Director,
                                                            ReCapital Corporation
                                                            (reinsurance).

Charles L. Ladner            Trustee(3)                     Director, Energy North,
UGI Corporation                                             Inc. (public utility
460 North Gulph Road                                        holding company); Senior
King of Prussia, PA 19406                                   Vice President, Finance
                                                            UGI Corp. (public utility
                                                            holding company) (until
                                                            1992); and Trustee or
                                                            Director of other
                                                            investment companies
                                                            managed by the Adviser.

Leo E. Linbeck, Jr.          Trustee                        Chairman, President,
3810 W. Alabama                                             Chief Executive Officer
Houston, TX 77027                                           and Director, Linbeck
                                                            Corporation (a holding
                                                            company engaged in
                                                            various phases of the
                                                            construction industry and
                                                            warehousing interests);
                                                            Director and Chairman,
                                                            Federal Reserve Bank of
                                                            Dallas; Chairman of the
                                                            Board and Chief Executive
                                                            Officer, Linbeck
                                                            Construction Corporation;
                                                            Director, Panhandle
                                                            Eastern Corporation (a
                                                            diversified energy
                                                            company); Director,
                                                            Daniel Industries, Inc.
                                                            (manufacturer of gas
                                                            measuring products and
                                                            energy related
                                                            equipment); Director,
                                                            GeoQuest International,
                                                            Inc. (a geophysical

                                                            consulting firm); and
                                                            Director, Greater Houston
                                                            Partnership.

Patricia P. McCarter         Trustee(3)                     Director and Secretary,
Swedesford Road                                             the McCarter Corp.
RD #3, Box 121                                              (machine manufacturer);
Malvern, PA 19355                                           and Trustee or Director
                                                            of other investment
                                                            companies managed by the
                                                            Adviser.

Steven R. Pruchansky         Trustee(1)(3)                  Director and Treasurer,
360 Horse Creek Drive, #208                                 Mast Holdings, Inc.;
Naples, FL 33942                                            Director, First Signature
                                                            Bank & Trust Company
                                                            (until August 1991);
                                                            General Partner, Mast
                                                            Realty Trust; President,
                                                            Maxwell Building Corp.
                                                            until 1991); and Trustee
                                                            or Director of other
                                                            investment companies
                                                            managed by the Adviser.

Norman H. Smith              Trustee(3)                     Lieutenant General,
Rt. 1, Box 249 E                                            USMC, Deputy Chief
Linden, VA 22642                                            of Staff for Manpower
                                                            and Reserve Affairs,
                                                            Headquarters Marine
                                                            Corps; Commanding General
                                                            III Marine Expeditionary
                                                            Force/3rd Marine Division
                                                            (retired 1991); and
                                                            Trustee or Director of
                                                            other investment
                                                            companies managed by the
                                                            Adviser.

John P. Toolan               Trustee(3)                     Director, The Smith
13 Chadwell Place                                           Barney Muni Bond
Morristown, NJ 07960                                        Funds, The Smith Barney
                                                            Tax-Free Money Fund,
                                                            Inc., Vantage Money
                                                            Market Funds (mutual
                                                            funds), The
                                                            Inefficient-Market Fund,
                                                            Inc. (closed-end
                                                            investment company) and
                                                            Smith Barney Trust
                                                            Company of Florida;
                                                            Chairman, Smith Barney
                                                            Trust Company (retired

                                                            December, 1991);
                                                            Director, Smith Barney,
                                                            Inc., Mutual Management
                                                            Company and Smith, Barney
                                                            Advisers, Inc.
                                                            (investment advisers)
                                                            (retired 1991); and
                                                            Senior Executive Vice
                                                            President, Director and
                                                            member of the Executive
                                                            Committee, Smith Barney,
                                                            Harris Upham & Co.,
                                                            Incorporated (investment
                                                            bankers) (until 1991);
                                                            and Trustee or Director
                                                            of other investment
                                                            companies managed by the
                                                            Adviser.

Robert G. Freedman*          Vice Chairman                  President and Chief
101 Huntington Avenue        and Chief                      Investment Officer,
Boston, MA 02199             Investment                     the Investment
                             Officer(2)                     Adviser.

Anne C. Hodsdon*             President(2)                   President and Chief
101 Huntington Avenue                                       Operations Officer,
Boston, MA 02199                                            the Adviser.

James B. Little*             Senior Vice                    Senior Vice President,
101 Huntington Avenue        President,                     the Adviser.
Boston, MA 02199             Chief Financial
                             Officer

Thomas H. Drohan*            Senior Vice                    Senior Vice President
101 Huntington Avenue        President and                  and Secretary, the
Boston, MA 02199             Secretary                      Adviser.

James K. Ho*                 Senior Vice                    Senior Vice President,
101 Huntington Avenue        President                      the Adviser.
Boston, MA 02199

Barry Evans*                 Vice                           Vice President,
101 Huntington Avenue        President                      the Adviser.
Boston, MA  02199

Anne M. McDonley*            Vice                           Vice President,
101 Huntington Avenue        President                      the Adviser.
Boston, MA 02199

B.J. Willingham*             Senior Vice                    Senior Vice President,
101 Huntington Avenue        President                      the Adviser.  Formerly,
Boston, MA 02199                                            Director and Chief
                                                            Investment Officer of
                                                            Transamerica Fund
                                                            Management Company.

James J. Stokowski*          Vice President                 Vice President, the
101 Huntington Avenue        and Treasurer                  Adviser.
Boston, MA 02199

Susan S. Newton*             Vice President                 Vice President and
101 Huntington Avenue        and Compliance                 Assistant Secretary,
Boston, MA 02199             Officer                        the Adviser.

John A. Morin*               Vice President                 Vice President, the
101 Huntington Avenue                                       Adviser.
Boston, MA 02199

---------------------

 *       An "interested person" of the Fund, as such term is defined in the 1940
         Act.

(1) Member of the Executive Committee. Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.

(2)      Member of the Investment Committee of the Adviser.

(3)      Member of the Audit Committee and the Committee on Administration.




         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         As of June 30, 1995, there were 1,817,177 Class A and 938,578 Class B shares of the Fund outstanding and officers and trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. At such date, the following shareholders held, as record owner, 5% or more of the Fund's shares:

                                                         PERCENTAGE OWNERSHIP
CLASS A                                                  OF OUTSTANDING SHARES
-------                                                  ---------------------
NFSC FEBO # A1R-096814                                         12.42%
First Trust Company TTEE
Prespective Advisory Co.
Datalynx #006
P.O. Box 173736
Denver, CO 80217-3736

NFSC FEBO # A1R-018473                                         10.00%
First Trust Corp. & Co.
#006-001
Datalynx
P.O. Box 173736
Denver, CO 80217-3736

Merrill Lynch Pierce Fenner & Smith, Inc.                       9.04%
Trade House Account - Book Entry
Team B - 3rd Floor
P.O. Box 173736
Jacksonville, FL 32246-6484

NFSC FEBO # A1R-018538                                          7.04%
First Trust Corp.
#006-002
P.O. Box 173736
Denver, CO 80217-3736

NFSC FEBO # A1R-018546                                          5.85%
First Trust Corp. & Co.
#006-002
P.O. Box 173736
Denver, CO 80217-3736

San Diego County Credit Union                                   5.56%
9985 Pacific Heights Blvd.
San Diego, CA 92121-4337

Standard Savings Bank                                           5.47%
ATNN Danny Lau
228 W. Garvey Ave.
Monterey Park, CA 91757-1603

CLASS B

Merrill Lynch Pierce Fenner & Smith, Inc.                       6.72%
Trade House Account - Book Entry
Team B - 3rd Floor
P.O. Box 173736
Jacksonville, FL 32246-6484

         At such date, no other person owned of record or beneficially as much as 5% of the outstanding shares of the Fund.

         As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period between Transamerica Fund Management Company ("TFMC"), the prior investment adviser of the Fund, and the Adviser. The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

         Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D.C.

Thomas R. Powers, Formerly Chairman of the Board, President and
         Chief Executive Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B. McDade, Chairman and Director, TransTexas Gas Company;
         Director, Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

         COMPENSATION OF THE BOARD OF TRUSTEES AND ADVISORY BOARD. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. Mr. Boudreau, a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Fund for their services.


                                                                                          Total
                                                            Pension or                    Compensation
                                                            Retirement                    from all Funds in
                                  Aggregate                 Benefits Accrued              John Hancock
                                  Compensation              as Part of the                Fund Complex to
Trustees                          from the Fund             Fund's Expenses                  Trustees**
--------                          -------------             ----------------              -----------------
James F. Carlin                  $    207                        $      0                      $ 60,450
William H. Cunningham               1,429*                            411                             0
Charles F. Fretz                        0                               0                        60,350
Harold R. Hiser, Jr                     0                               0                        56,000
Charles L. Ladner                     224                               0                        60,450
Leo E. Linbeck, Jr                  2,940*                              0                             0
Patricia P. McCarter                  224                               0                        60,200
Steven R. Pruchansky                  234                               0                        62,450
Norman H. Smith                       234                               0                        62,450
John P. Toolan                          0                             224                        60,450
                                 --------                        --------                      --------

TOTAL                            $  5,492                        $    635                      $366,450
                                 ========                        ========                      ========


         * Compensation partially made pursuant to different compensation arrangements then in effect for the fiscal year ended March 31,1995.

         ** The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is $366,450 as of the calendar year ended December 31, 1994. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of the funds in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees/Directors of certain funds. The Fund was not part of the John Hancock Fund Complex until December 22, 1994 and Messrs. Cunningham and Linbeck were not trustees or directors of any funds in the John Hancock Fund Complex prior to December 22, 1994.

                                                            Pension or                    Total Compensation
                                                            Retirement                    from all Funds in
                                Aggregate                   Benefits Accrued              John Hancock
                                Compensation                as Part of the                Fund Complex to
Advisory Board***               from the Fund               Fund's Expenses               Advisory Board
-----------------               -------------               ---------------               ------------------
R. Trent Campbell                   $   244                     $     0                       $ 54,000
Mrs. Lloyd Bentsen                      244                           0                         54,000
Thomas R. Powers                        244                           0                         54,000
Thomas B. McDade                        244                           0                         54,000
                                        ---                     -------                        -------

TOTAL                               $   976                     $     0                       $216,000
                                    =======                     =======                       ========



***      Estimated for the Fund's current fiscal year ending March 31, 1995.


INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT MANAGEMENT CONTRACT. The Fund receives investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund, the Adviser or TFMC (the Fund's prior investment adviser).

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $13 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,060,000 shareholders. The Adviser is an indirect wholly-owned subsidiary of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 million, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Trust on behalf of the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of the Fund's business.

         No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

         Under the terms of the investment management contract with the Trust on behalf of the Fund, the Adviser provides the Fund with office space, equipment and supplies and other facilities and personnel required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Trust and pays the expenses of clerical services relating to the administration of the Fund. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund including, but not limited to,
(i) the fees of the Independent Trustees of the Trust, (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund. Subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure, class expenses properly allocable to any Class A or Class B shares will be borne exclusively by such class of shares.

         As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.40% of the Fund's average daily net asset value. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


         If the total of all ordinary business expenses of the Fund for any fiscal year exceeds the limitations prescribed in any state in which shares of the Fund are qualified for sale, the fee payable to the Adviser will be reduced to the extent required by these limitations. Currently, the most restrictive limit imposed by a state is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value. When calculating this limit, the Fund may include interest, brokerage commissions and extraordinary expenses.


         Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the investment management contract.


         The initial term of the investment management contract expires on September 25, 1997 and the investment management contract will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Trustees or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty to the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. The management contract terminates automatically in the event of its assignment.


         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the applicable investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         Under the Fund's master/feeder structure existing for the fiscal years ended March 31, 1993, 1994, and 1995, the Fund invested all of its assets in Adjustable U.S. Government Fund (the "Portfolio"). During these years, advisory fees payable by the Portfolio to TFMC, the Portfolio's former investment adviser, and borne indirectly by the Fund, amounted to $123,662, $184,072 and $86,085, respectively. During the fiscal year ended March 31, 1995, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $28,694. A portion of these fees paid to TFMC and the Adviser during these periods was not imposed pursuant to the expense limitation arrangements in effect. (See "The Fund's Expenses" in the Fund's Prospectus.)

         ADMINISTRATION AGREEMENT. Pursuant to an administration agreement, dated December 22, 1994, John Hancock Advisers provided the Fund with general office facilities and supervised the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records (other than accounting books and records) of the Fund. John Hancock Advisers paid all compensation of the Trustees, officers and employees of the Fund who were affiliated persons of John Hancock Advisers. The administration agreement terminated in September 1995.

         Under the administration agreement, John Hancock Advisers received from the Fund, a fee at an annual rate of 0.10% of the Fund's average daily net assets, subject to the expense limitation provisions descried below. For the fiscal years ended March 31, 1993, 1994, and 1995, respectively, administration fees paid by the Fund to TFMC, the Fund's former administrator, amounted to $30,977, $46,091, and $21,511, respectively; and John Hancock Advisers received $7,171 for the year ended March 31, 1995, however, all such fees were not imposed pursuant to the fee and expense limitation arrangements then in effect (see "The Portfolio's and the Fund's Expenses" in the Fund's Prospectus).

         Under the administration agreement, neither John Hancock Advisers nor its personnel was liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the administration agreement.

         ADMINISTRATIVE SERVICES AGREEMENT. During the fiscal years ended March 31, 1993, 1994 and 1995, the Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide the required administrative services. The Services Agreement was amended in connection with the appointment of the Adviser as administrator to the Fund to permit services under the Agreement to be provided by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year ended March 31, 1995.

         For the fiscal years ended March 31, 1993, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement), $42,650, $18,021 and $9,604, respectively, of which $40,524, $14,730 and $8,164, respectively, was paid to TFMC and $2,126, $3,291 and $1,440, respectively, was paid for certain data processing and pricing information services.

         For the fiscal years ended March 31, 1993, 1994 and 1995, the Portfolio paid TFMC (pursuant to the Services Agreement), $37,033, $38,012 and $24,461, respectively, of which $26,189, $26,722 and $17,704, respectively, was paid to TFMC and $10,844, $11,290 and $6,757, respectively, were paid for certain data processing and pricing information services.

DISTRIBUTION CONTRACTS

         DISTRIBUTION CONTRACTS. The Fund has a distribution contract with John Hancock Funds pertaining to each class of shares. This contract was initially adopted on behalf of the Fund by the Trustees on December 22, 1994. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Fund, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are listed in the Fund's Prospectus.

                  Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1993, 1994 and 1995 were $303,663, $59,793 and $24,555, respectively. Of such amounts, $37,148, $7,455 and $4,090, respectively, were retained by the Fund's former distributor, Transamerica Fund Distributors,

Inc. or the current distributor in 1995, as the case may be, and the remainder was reallowed to dealers.

         DISTRIBUTION PLANS. The Board of Trustees, including the Independent Trustees of the Fund, approved new distribution plans pursuant to Rule 12b-1 under the 1940 Act for Class A shares ("Class A Plan") and Class B shares ("Class B Plan"). Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994.

         Under the Class A Plan, the distribution or service fee will not exceed an annual rate of 0.25% of the average daily net asset value of the Class A shares of the Fund. Any expenses under the Fund's Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under the Fund's Class B Plan, the distribution or service fee to be paid by the Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B shares of the Fund; provided that the portion of such fee used to cover Service Expenses (described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class B shares of the Fund. The Fund has determined that it will pay up to 0.90% to John Hancock Funds but may in the future determine to pay up to 1.00% under the Class B Plan. Under the Fund's Class B Plan, the fee covers the Distribution and Service Expenses (described below) and interest expenses on unreimbursed distribution expenses. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount although the amount may be payable in the future.

         The fee may be spent by John Hancock Funds on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds or by Selling Brokers, (ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of John Hancock Funds related to the distribution of Fund shares (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges; and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets to, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.

         During the fiscal year ended March 31, 1995, total payments made under the prior Class A Plan (which was in effect until December 22, 1994) by the Fund to TFMC amounted to $35,201. Total payments made under the current Class A rule 12b-1 plan to the current distributor during the fiscal year ended March 31, 1995 amounted to $9,013 and, of such amount, (1) $1,884 represented payments for advertising and promotion expenses, (2) $64 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders, (3) $126 represented payments for compensation to selling brokers, (4) $6,939 represented expenses of Distributors, and (5) $0 represented interest, carrying, or other finance charges.


         During the fiscal year ended March 31, 1995, total payments made under the prior Class B Plan (which was in effect until December 22, 1994) by the Fund to TFMC amounted to $77,264. Total payments made under the current Class B Rule 12b-1 plan to the current distributor during the fiscal year ended March 31, 1995 amounted to $21,694 and, of such amount, (1) $1,255 represented payments for advertising and promotion expenses, (2) $46 represented payments for the cost of printing and mailing of prospectuses to other than current shareholders,
(3) $5,027 represented payments for compensation to selling brokers, (4) $4,892 represented expenses of distributors, and (5) $10,474 represented interest, carrying, or other finance charges.


         For the fiscal year ended March 31, 1995, the former distributor received an aggregate of $39,407 and the current distributor received an aggregate of $14,665 in contingent deferred sales charges from redemption of the Fund's Class B shares.

         Each Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting securities or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. By adopting the Plans, the Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

         Information regarding the services rendered under the Plans and the amounts paid by each Class of the Fund are reviewed by the Trustees on a quarterly basis.

         When the Trust seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plan, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and identified in this Statement of Additional Information under the heading "Those Responsible for Management."

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Consequently, the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

         INITIAL SALES CHARGE ON CLASS A SHARES. The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

         COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

         WITHOUT SALES CHARGE. As described in the Fund's Prospectus, Class A shares of the Fund may be sold without a sales charge to certain persons described in the Prospectus.

         ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

         COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in each Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

         LETTER OF INTENTION. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, TSA, 401(k) plans, TSA plans and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrow shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within four years of date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

SPECIAL REDEMPTIONS

         Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

         EXCHANGE PRIVILEGE. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

         SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Class A and Class B Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

         MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained fully in the Fund's Class A and Class B Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

         The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

         REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."

DESCRIPTION OF THE FUND'S SHARES

         The Declaration of Trust permits the Trustees to create an unlimited number of series and classes of shares of the Trust and to issue an unlimited number of full or fractional shares and to divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests of the series.

         Each share represents an equal proportionate interest in the aggregate net assets attributable to each class or series. The interest of investors in the various series or classes of the Trust is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Trust, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each such share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Trustees. Shares of the Trust have a par value of $0.01 per share. The assets of each series are segregated on the Trust's books and are charged with the liabilities of that series and with a share of the Trust's general liabilities. The Board of Trustees determines those assets and liabilities deemed to be general assets or liabilities of the Trust, and these items are allocated among each series in proportion to the relative total net assets of each series. In the unlikely event that the liabilities allocable to a series exceed the assets of that series, all or a portion of such liabilities may have to be borne by the other series.


         Pursuant to the Declaration of Trust, the Trustees have established, the Fund, and may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. Class A and Class B shares of the Fund represent an equal proportionate interest in the aggregate net asset values attributable to that class of the Fund. Holders of Class A shares and Class B shares each have certain exclusive voting rights on matters relating to the Class A Plan and the Class B Plan, respectively, of the Fund. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that Class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A shares and Class B shares will bear any class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

TAX STATUS

         The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Code and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on its net income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

         The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

         Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

         For the Fund, the amount of net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain," which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carryforward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $905,314 of capital loss carryforwards as of the tax year ended December 31, 1994, of which $55,496 expires in 2000, $23,234 expires in 2001 and $826,584 in 2002, available to offset future net capital gains.

         The Fund's dividends and capital gain distributions will generally not qualify for the corporate dividends received deduction.

         If the Fund invests in certain PIKs, zero coupon securities or certain increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) it must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         The Fund may be required to account for its transactions in forward rolls in a manner that, under certain circumstances, may limit the extent of its participation in such transactions.

         Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


         For the 30-day period ended March 31, 1995, the annualized yield for the Fund's Class A shares and Class B shares were 6.20% and 5.78%, respectively. Average annual return for the Fund's Class A and Class B shares for the period from December 31, 1991 (inception of the Fund) through March 31, 1995 was 3.35% and 3.24%, respectively. For the one year period ended March 31, 1995 annual returns were 0.33% and 0.33%, respectively, for Class A and Class B shares of the Fund.


         The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

Yield      =  2  [ (a-b + 1 )(6)  -1]
                --
                cd

Where:

         a =  dividends and interest earned during the period.

         b =  net expenses accrued during the period.

         c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period (NAV where applicable).

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                P(1+T)(n) = ERV

Where:

       P   =  a hypothetical initial investment of $1,000.

       T   =  average annual total return

       n   =  number of years

       ERV = ending redeemable value of a hypothetical $1,000 investment made at designated periods or fraction thereof.

         In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities for the Fund are made by the Adviser pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make any commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended March 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer, and John Hancock Freedom Securities Corporation and its two broker-dealer subsidiaries, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro") (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or Distributors. During the year ended March 31, 1995, the Fund did not execute any portfolio transactions with any affiliated brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and John Hancock Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.

         The turnover rate for the Fund for the fiscal years ended March 31, 1993, 1994 and 1995, were 186%, 244% and 341%, respectively. Such rates reflect the difference between the years' varying market conditions.

TRANSFER AGENT SERVICES

         John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services monthly a transfer agent fee equal to $22.50 per account for the Class A shares and $20.00 per account for the Class B shares on an annual basis, plus out-of-pocket expenses.

CUSTODY OF THE FUND

         Fund securities are held pursuant to custodian agreements between the Trust on behalf of the Fund and Investors Bank & Trust Company ("IBT") 24 Federal Street, Boston, Massachusetts. Under the custodian agreements, IBT performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         The independent auditors of the Fund are Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The Fund's financial statements included in the Prospectus and this Statement of additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Description of Bond Ratings Moody's Investors Service, Inc.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated b generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

                              FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

          John Hancock Funds - Adjustable U.S. Government Trust (Fund)

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON MARCH 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

Statement of Assets and Liabilities
March 31, 1995
--------------------------------------------------------------------------------
ASSETS:
 Investment in corresponding Portfolio, at value
   2,296,605 shares (cost - $22,807,641) - Note A ............     $ 22,460,793
   Dividends receivable from Portfolio .......................          138,216
   Receivable from John Hancock Advisers, Inc. -
     Note B ..................................................           40,491

   Deferred organization expenses - Note A ...................           16,956
   Miscellaneous assets ......................................            8,829
                                                                    -----------
                    Total Assets .............................       22,665,285
                    -----------------------------------------------------------
LIABILITIES:
 Dividend payable ............................................           48,360
 Payable for Trust shares repurchased ........................          142,111
 Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................              365
 Accounts payable and accrued expenses .......................           19,033
                                                                    -----------
                    Total Liabilities ........................          209,869
                    -----------------------------------------------------------
NET ASSETS:
 Capital paid-in .............................................       23,573,736
 Accumulated net realized loss on investments ................         (787,809)
 Net unrealized depreciation of investments ..................         (346,848)
 Undistributed net investment income .........................           16,337
                                                                    -----------
                    Net Assets ...............................     $ 22,455,416
                    ===========================================================
NET ASSET VALUE PER SHARE:
 (Based on net assets and shares of beneficial interest
 outstanding - unlimited number of shares authorized
 with $0.01 per share par value, respectively)
 Class A - $12,949,755/1,323,395 .............................     $       9.79
 ==============================================================================
 Class B - $9,505,661/971,446 ................................     $       9.79
 ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
 Class A - ($9.79 x 103.63%) .................................     $      10.15
 ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended March 31, 1995
INVESTMENT INCOME:
  Net Investment income from corresponding Portfolio -
    Note A ...................................................       $1,481,341
                                                                     ----------
  Expenses:
    Distribution/service fee - Note B
        Class A ..............................................           44,214
        Class B ..............................................           98,958
    Transfer agent fee .......................................           41,914
    Investment management fee - Note B .......................           28,682
    Registration and filing fees .............................           24,999
    Custodian fee ............................................           18,512
    Printing .................................................           11,488
    Organization expense - Note A ............................            9,704
    Auditing fee .............................................            8,000
    Trustees' fees ...........................................            7,837
    Miscellaneous ............................................            3,004
    Legal fees ...............................................            2,500
    Advisory board fee .......................................              257
                                                                     ----------
                    Total Expenses ...........................          300,069
                    Less expenses reimbursable
                    by John Hancock Advisers,
                    Inc. - Note B ............................         (156,818)
                    -----------------------------------------------------------
                    Net Expenses .............................          143,251
                    -----------------------------------------------------------
                    Net Investment Income ....................        1,338,090
                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
FROM CORRESPONDING PORTFOLIO NOTE A

  Net realized loss on investments sold ......................         (520,533)
  Change in net unrealized appreciation/depreciation
    of investments ...........................................          111,364
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments from
                    Corresponding Portfolio ..................         (409,169)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................       $  928,921
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

          John Hancock Funds - Adjustable U.S. Government Trust (Fund)

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED MARCH 31,
                                                                                                  ----------------------------
                                                                                                      1995            1994
                                                                                                  ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................................................................   $  1,338,090    $  1,792,759
 Net realized loss on investments sold from corresponding Portfolio ...........................       (520,533)       (210,326)
 Change in net unrealized appreciation/depreciation of investments
   from corresponding Portfolio ...............................................................        111,364        (453,740)
                                                                                                  ------------    ------------
   Net Increase in Net Assets Resulting from Operations .......................................        928,921       1,128,693
                                                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income
   Class A - ($0.4823 and $0.4103 per share, respectively) ....................................       (858,632)     (1,297,489)
   Class B - ($0.4220 and $0.3446 per share, respectively) ....................................       (466,720)       (495,495)
                                                                                                  ------------    ------------
    Total Distributions to Shareholders .......................................................     (1,325,352)     (1,792,984)
                                                                                                  ------------    ------------

FROM FUND SHARE TRANSACTIONS -- NET* ..........................................................    (13,084,232)    (10,425,306)
                                                                                                  ------------    ------------
NET ASSETS:
 Beginning of period ..........................................................................     35,936,079      47,025,676
                                                                                                  ------------    ------------
 End of period (including undistributed net investment income of $16,337 and $3,599,
   respectively) ..............................................................................   $ 22,455,416    $ 35,936,079
                                                                                                  ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED MARCH 31,
                                                                     ----------------------------------------------------------
                                                                               1995                             1994
                                                                     --------------------------     ---------------------------
                                                                       SHARES         AMOUNT          SHARES          AMOUNT
                                                                     ----------    ------------     -----------    ------------
CLASS A
 Shares sold ...................................................        402,099    $  3,948,024       2,545,099    $ 25,521,547
 Shares issued to shareholders in reinvestment
   of distributions ............................................         53,589         522,853          91,861         920,605
                                                                     ----------    ------------    ------------    ------------
                                                                        455,688       4,470,877       2,636,960      26,442,152
 Less shares repurchased .......................................     (1,590,669)    (15,565,847)     (3,489,129)    (34,952,816)
                                                                     ----------    ------------    ------------    ------------
 Net decrease ..................................................     (1,134,981)   $(11,094,970)       (852,169)   $ (8,510,664)
                                                                     ==========    ============    ============    ============

CLASS B
 Shares sold ...................................................        244,622    $  2,378,527         604,333    $  6,069,244
 Shares issued to shareholders in reinvestment
   of distributions ............................................         30,065         293,677          32,414         324,874
                                                                     ----------    ------------    ------------    ------------
                                                                        274,687       2,672,204         636,747       6,394,118
 Less shares repurchased .......................................       (478,404)     (4,661,466)       (829,920)     (8,308,760)
                                                                     ----------    ------------    ------------    ------------
 Net decrease ..................................................       (203,717)   $ (1,989,262)       (193,173)   $ (1,914,642)
                                                                     ==========    ============    ============    ============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
          John Hancock Funds - Adjustable U.S. Government Trust (Fund)

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows. The per share amounts and ratios which are shown reflect income and expenses including the Fund's proportionate share of its corresponding
Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.
--------------------------------------------------------------------------------



                                                                                                        FOR THE PERIOD
                                                                                                      DECEMBER 31, 1991
                                                                        YEAR ENDED MARCH 31,            (COMMENCEMENT
                                                                    -----------------------------      OF OPERATIONS)
                                                                    1995(d)      1994      1993       TO MARCH 31, 1992
                                                                    -------    -------    -------     -----------------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period .............................   $  9.89    $ 10.05    $ 10.03       $ 10.00 (b)
Net Investment Income ............................................      0.49       0.41       0.58          0.17
Net Realized and Unrealized Gain (Loss) on Investments ...........     (0.11)     (0.16)      0.02          0.03
                                                                     -------    -------    -------       -------
   Total from Investment Operations ..............................      0.38       0.25       0.60          0.20
                                                                     -------    -------    -------       -------
Less Distributions:
Dividends from Net Investment Income .............................     (0.48)     (0.41)     (0.58)        (0.17)
                                                                     -------    -------    -------       -------
Net Asset Value, End of Period ...................................   $  9.79    $  9.89    $ 10.05       $ 10.03
                                                                     =======    =======    =======       =======
Total Investment Return at Net Asset Value .......................      3.98%      2.51%      6.08%         1.96%(c)
Total Adjusted Investment Return at Net Asset Value (a) ..........      3.43%      2.27%      5.53%         0.84%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) ........................   $12,950    $24,310    $33,273       $13,775
Ratio of Expenses to Average Net Assets** ........................      0.80%      0.75%      0.50%         0.50%*
Ratio of Adjusted Expenses to Average Net Assets(a) ..............      1.35%      0.99%      1.05%         1.62%*
Ratio of Net Investment Income to Average Net Assets** ...........      4.91%      4.09%      5.47%         6.47%*
Ratio of Adjusted Net Investment Income to Average Net Assets(a)..      4.36%      3.85%      4.92%         5.35%*
**Expense Reimbursement per share ................................   $  0.05    $  0.002   $  0.06       $  0.11



THE FINANCIAL HIGHLIGHTS SUMMARIZE THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS, AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

          John Hancock Funds - Adjustable U.S. Government Trust (Fund)

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                                                                   DECEMBER 31, 1991
                                                                        YEAR ENDED MARCH 31,         (COMMENCEMENT
                                                                    -----------------------------    OF OPERATIONS)
                                                                    1995(d)      1994      1993    TO MARCH 31, 1992
                                                                    -------    -------    -------  -----------------
CLASS B
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ............................  $ 9.89    $  10.05    $ 10.03     $ 10.00 (b)
 Net Investment Income ...........................................    0.43        0.34       0.51        0.15
 Net Realized and Unrealized Gain (Loss) on Investments ..........   (0.11)      (0.16)      0.02        0.03
                                                                    ------    --------    -------     -------
    Total from Investment Operations .............................    0.32        0.18       0.53        0.18
 Less Distributions:
 Dividends from Net Investment Income ............................   (0.42)      (0.34)     (0.51)      (0.15)
                                                                    ------    --------    -------     -------
 Net Asset Value, End of Period ..................................  $ 9.79    $   9.89    $ 10.05     $ 10.03
                                                                    ======    ========    =======     =======
 Total Investment Return at Net Asset Value ......................    3.33%       1.85%      5.40%       1.80%(c)
 Total Adjusted Investment Return at Net Asset Value .............    2.78%       1.61%      4.85%       0.68%

RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) .......................  $9,506    $ 11,626    $13,753     $ 1,630
 Ratio of Expenses to Average Net Assets** .......................    1.45%       1.40%      1.15%       1.15%*
 Ratio of Adjusted Expenses to Average Net Assets(a) .............    2.00%       1.64%      1.70%       2.27%*
 Ratio of Net Investment Income to Average Net Assets** ..........    4.26%       3.44%      4.82%       5.85%*
 Ratio of Adjusted Net Investment Income to Average Net Assets(a)     3.71%       3.20%      4.27%       4.73%*
** Expense Reimbursement per share ...............................  $ 0.05    $  0.002    $  0.06     $  0.11

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) Initial price to commence operations.
(c) Not annualized.
(d) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Adjustable U.S. Government Fund (Portfolio)

THE STATEMENT OF ASSETS AND LIABILITIES IS THE PORTFOLIO'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE PORTFOLIO OWNS, IS DUE AND OWES ON MARCH 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1995
--------------------------------------------------------------------------------
ASSETS:
 Investments at value - Note C:
   United States government and agencies obligations
     (cost - $22,027,578) ...........................   $ 21,864,201
   Joint repurchase agreement (cost - $457,000) .....        457,000
   Corporate savings account ........................            139
                                                        ------------
                                                          22,321,340
 Receivable for investments sold ....................         84,585
 Interest receivable ................................        186,357
 Receivable from John Hancock Advisers, Inc. -
   Note B............................................         15,733
                                                        ------------
                    Total Assets ....................     22,608,015
                    ------------------------------------------------
LIABILITIES:
 Dividend payable ...................................        138,216
 Payable to John Hancock Advisers, Inc. - Note B ....         17,191
 Accounts payable and accrued expenses ..............          3,138
                                                        ------------
                    Total Liabilities ...............        158,545
                    ------------------------------------------------
NET ASSETS:
 Capital paid-in ....................................     23,587,934
 Accumulated net realized loss on investments .......       (991,632)
 Net unrealized depreciation of investments .........       (163,377)
 Undistributed net investment income ................         16,545
                                                        ------------
                    Net Assets ......................   $ 22,449,470
                    ================================================
NET ASSET VALUE PER SHARE:
  (Based on 2,296,605 shares of beneficial interest
  outstanding - unlimited number of shares authorized
  with $0.01 per share par value) ...................   $       9.78
  ==================================================================



THE STATEMENT OF OPERATIONS SUMMARIZES THE PORTFOLIO'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE PORTFOLIO. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended March 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest ....................................................................   $ 1,645,274
                                                                                 -----------

 Expenses:
   Investment management fee - Note B ........................................       114,779
   Custodian fee .............................................................        55,332
   Organization expense - Note A .............................................         9,208
   Auditing fee ..............................................................         7,999
   Printing ..................................................................         4,266
   Trustees' fees ............................................................         4,087
   Legal fees ................................................................         2,500
   Miscellaneous .............................................................         1,695
   Transfer agent fee ........................................................           518
   Advisory board fee ........................................................           257
                                                                                 -----------
                    Total Expenses ...........................................       200,641
                    Less expenses reimbursable
                    by John Hancock Advisers,
                    Inc. - Note B ............................................       (57,170)
                    ------------------------------------------------------------------------
                    Net Expenses .............................................       143,471
                    ------------------------------------------------------------------------
                    Net Investment Income ....................................     1,501,803
                    ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investments sold .......................................      (720,821)
 Change in net unrealized appreciation/depreciation
   of investments ............................................................       286,551
                                                                                 -----------
                    Net Realized and Unrealized
                    Loss on Investments ......................................      (434,270)
                    ------------------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................................   $ 1,067,533
                    ========================================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Adjustable U.S. Government Fund (Portfolio)

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED MARCH 31,
                                                                                             ----------------------------
                                                                                                 1995            1994
                                                                                             -----------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ...................................................................   $  1,501,803    $  1,973,460
 Net realized loss on investments sold ...................................................       (720,821)       (143,030)
 Change in net unrealized appreciation/depreciation of investments .......................        286,551        (492,360)
                                                                                             ------------    ------------
   Net Increase in Net Assets Resulting from Operations ..................................      1,067,533       1,338,070
                                                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income ($0.4250 and $0.4357 per share, respectively) ......     (1,481,230)     (1,997,044)
 Distributions in excess of net investment income ........................................         --              (4,028)
                                                                                             ------------    ------------
     Total Distributions to Shareholders .................................................     (1,481,230)     (2,001,072)
                                                                                             ------------    ------------
FROM FUND SHARE TRANSACTIONS -- NET* .....................................................    (12,957,678)    (10,389,677)
                                                                                             ------------    ------------

NET ASSETS:
 Beginning of period .....................................................................     35,820,845      46,873,524
                                                                                             ------------    ------------
 End of Period (including undistributed net investment income of $16,545 and distributions
   in excess of net investment income of ($4,028), respectively) .........................   $ 22,449,470    $ 35,820,845
                                                                                             ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                  YEAR ENDED MARCH 31,
                                                               ---------------------------------------------------------
                                                                         1995                            1994
                                                               -------------------------      --------------------------
                                                                 SHARES       AMOUNT             SHARES        AMOUNT
                                                               ---------    ------------      ----------    ------------
Shares sold ..............................................       633,453    $  6,228,642       3,000,982    $ 30,100,940
Less shares repurchased...................................    (1,959,462)    (19,186,320)     (4,043,184)    (40,490,617)
                                                              ----------    ------------      ----------    ------------
Net decrease .............................................    (1,326,009)   $(12,957,678)     (1,042,202)   $(10,389,677)
                                                              ==========    ============      ==========    ============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE PORTFOLIO'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE PORTFOLIO. THE FOOTNOTE ILLUSTRATES THE NUMBER OF PORTFOLIO SHARES SOLD AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Adjustable U.S. Government Fund (Portfolio)

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD
                                                                                                         DECEMBER 31, 1991
                                                                                                          (COMMENCEMENT
                                                                              YEAR ENDED MARCH 31,         OF OPERATIONS)
                                                                       ---------------------------------
                                                                        1995(b)       1994        1993    TO MARCH 31, 1992
                                                                       -------      -------      -------  -----------------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .......................    $22,449      $35,821      $46,874      $15,348
  Ratio of Expenses to Average Net Assets ** ......................      0.50%        0.50%        0.50%        0.50%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ............      0.70%        0.59%        0.62%        0.85%*
  Ratio of Net Investment Income to Average Net Assets ............      5.19%        4.29%        5.53%        6.85%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)      4.99%        4.20%        5.41%        6.50%*
  Portfolio Turnover Rate .........................................       341%         244%         186%           1%

 *  On an annualized basis.
(a) On an unreimbursed basis.
(b) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Portfolio.

THE FINANCIAL HIGHLIGHTS SUMMARIZE IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS BY EXPRESSING THEM IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

        John Hancock Funds - Adjustable U.S. Government Fund (Portfolio)


     THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE ADJUSTABLE U.S. GOVERNMENT FUND ON MARCH 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES: U.S. GOVERNMENT AND AGENCIES OBLIGATIONS AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
March 31, 1995


                                                               PAR VALUE
                                                INTEREST        (000'S             MARKET
ISSUER, DESCRIPTION                              RATE          OMITTED)            VALUE
-------------------                              ----          --------            -----
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
FEDERAL HOME LOAN MORTGAGE CORP,
  Adjustable Rate Mortgage
   Due 10-01-18 ......................          5.375%          $   155         $  153,973
   Due 05-01-17 ......................          5.627                12             11,687
   Due 02-01-19 ......................          5.839                32             31,692
   Due 10-01-18 ......................          5.856               283            280,708
   Due 05-01-17 ......................          6.375                54             53,674
   Due 08-01-17 ......................          6.750                22             21,769
   Due 01-01-04 ......................          7.240               505            508,195
   Due 10-01-19 ......................          7.334             2,389          2,419,886
   Due 03-01-19 ......................          7.457             2,057          2,088,314
   Due 10-01-18 ......................          7.750                60             59,435
   Due 12-01-01 ......................          9.500                32             32,958
   Due 01-01-01 ......................         11.000                16             16,982
   Due 01-01-11 ......................         13.000                47             52,582
FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  ADJUSTABLE RATE MORTGAGE
   Due 12-01-17 ......................          5.250               243            243,350
   Due 05-01-16 ......................          5.625                 7              6,432
   Due 07-01-18 ......................          5.875               228            228,454
   Due 04-01-19 ......................          5.958                80             80,424
   Due 05-01-17 ......................          6.000                54             54,153
   Due 04-01-16 ......................          6.110               554*           552,650
   Due 03-01-14 ......................          6.439                35*            35,463
   Due 06-01-14 ......................          6.439                25             24,466
   Due 06-01-19 ......................          6.887             1,004          1,014,704
   Due 06-01-18 ......................          6.892             1,856*         1,917,288
   Due 12-01-21 ......................          6.912             1,523*         1,539,172
   Due 04-01-18 ......................          6.946             2,722*         2,762,962
   Due 07-01-16 ......................          7.000                47*            47,360
   Due 01-01-28 ......................          7.100               889*           898,134
   Due 11-01-13 ......................          7.120               106            107,109
   Due 10-01-19 ......................          7.160             1,659*         1,676,729
   Due 09-01-18 ......................          7.196             2,199          2,229,739
   Due 03-01-27 ......................          7.350                41             40,154
   Due 09-01-18 ......................          7.623             1,535          1,566,354
   Due 05-01-17 ......................          8.451               259            273,047

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

              John Hancock Funds - Adjustable U.S. Government Fund

                                                                                                       PAR VALUE
                                                                                          INTEREST      (000'S        MARKET
ISSUER, DESCRIPTION                                                                         RATE        OMITTED)       VALUE
-------------------                                                                       --------     ---------      ------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Government National Mortgage Association,
   30 Yr SF Pass thru Ctf 07-15-01...................................................       9.000%      $  17      $    17,314
   30 Yr SF Pass thru Ctf 07-20-04...................................................      10.000         167*         173,340
   30 Yr SF Pass thru Ctf 06-15-16...................................................      10.500          47           50,828
   30 Yr SF Pass thru Ctf 05-15-15...................................................      11.500           8*           9,363
   30 Yr SF Pass thru Ctf 07-15-05 to 05-15-14.......................................      12.000         312          350,375
   30 Yr SF Pass thru Ctf 07-15-15...................................................      12.500          67           75,335
   GNMA II Due 03-20-18..............................................................      11.500         144          157,647
                                                                                                                   -----------
                                                                     TOTAL U.S. GOVERNMENT AND
                                                                          AGENCIES OBLIGATIONS
                                                                            (Cost $22,027,578)         (97.39%)     21,864,201
                                                                                                        ------     -----------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (2.04%)
 Investment in a joint repurchase
   agreement transaction with
   U.B.S. Securities Inc. -
   Dated 03-31-95, Due 04-03-95
   (secured by U.S. Treasury Bonds,
   6.25% Due 08-15-23 and by
   U.S. Treasury Notes, 5.250%
   thru 9.125% due 07-31-98
   thru 05-15-01) - Note A...........................................................   6.125         457          457,000
                                                                                                               -----------
CORPORATE SAVINGS ACCOUNT (0.00%)
 Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%................................................................                                  139
                                                                                                               -----------
                                                                  TOTAL SHORT-TERM INVESTMENTS      (2.04%)        457,139
                                                                                                   ------      -----------
                                                                             TOTAL INVESTMENTS     (99.43%)    $22,321,340
                                                                                                   ======      ===========

* Securities, other than short-term investment, newly added to the portfolio during the year ended March 31, 1995.


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Portfolio.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Adjustable U.S. Government Trust and Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Bond Fund, (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Adjustable U.S. Government Trust (the "Fund"), John Hancock Investment Quality Bond Trust, John Hancock Government Securities Trust, John Hancock U.S. Government Trust, and John Hancock Intermediate Government Trust. The Trustees may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994, (see Note B), the Trust and Funds changed names by replacing the word Transamerica with John Hancock.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A Shares are subject to an initial sales charge of up to 3.50% and a 12b-1 distribution plan. Class B Shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. The Portfolio has only one class of shares.

   The Fund invests substantially all of its assets in John Hancock Adjustable U.S. Government Fund (the "Portfolio"), which has the same investment objective as the Fund. Because the Fund invests substantially all of its assets in shares of the Portfolio, certain Portfolio information, including the Fund's share of Portfolio expenses, is included in these notes and elsewhere in the financial statements. At March 31, 1995, the Fund owned 100% of the shares of the Portfolio. The following is a summary of significant accounting policies of the Fund and the Portfolio.

VALUATION OF INVESTMENTS As of March 31, 1995, the Fund's only investment is shares of the Portfolio which are valued daily at the net asset value of the Portfolio at the close of trading on the New York Stock Exchange. Securities held by the Portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued by the Portfolio at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Portfolio's custodian bank receives delivery of the underlying securities for the joint account on the Portfolio's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Portfolio accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAXES The Fund and Portfolio's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their respective taxable income, including any net realized gain on investments, to their respective shareholders. Therefore, no federal income tax provision is required for either the Fund or Portfolio. For federal income tax purposes at December 31, 1994, the Fund has approximately $562,000 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distrib-

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Adjustable U.S. Government Trust and Fund

utions will be made. The Fund's capital loss carryforwards expire as follows:
2001 - $107,000 and 2002 - $455,000. The Portfolio has approximately $906,000 of capital loss carryforwards available which expire as follows: 2000 -- $56,000, 2001 -- $23,000 and 2002 - $827,000. The Fund's and the Portfolio's tax year end are December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities held by the Portfolio is recorded on the accrual basis.

   The Fund and Portfolio record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund and/or Portfolio. Expenses which are not identifiable to a specific Fund and/or Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds and/or Portfolio.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares of the Fund based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level of the Fund based on the appropriate net assets of each class of the Fund and the specific expense rate(s) applicable to each class of the Fund.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund and Portfolio have been capitalized and are being charged to operations ratably over a period not to exceed five years which began with the commencement of operations of the Fund and Portfolio.

RECLASSIFICATIONS Certain reclassifications have been made to 1994 amounts to permit comparisons to the 1995 presentations.

NOTE B --
MANAGEMENT FEE,
ADMINISTRATIVE SERVICES AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund and Portfolio with approval of the Trustees and shareholders of the Fund. The former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.50% of the Fund's average daily net asset value. Of this amount 0.40% represents investment advisory fees paid by the Portfolio and indirectly by the Fund through its investment in the Portfolio. The remaining 0.10% is for administrative fees paid directly by the Fund. This fee structure is consistent with the former agreement with TFMC. For the period ended March 31, 1995, the Fund's fee earned by the Adviser and TFMC amounted to $7,171 and $21,511, respectively, resulting in a total fee of $28,682. The Portfolio's advisory fee earned by the Adviser and TFMC amounted to $28,694 and $86,085, respectively, resulting in a total fee of $114,779.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund and Portfolio pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund and Portfolio, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund and Portfolio is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's and Portfolio's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Adjustable U.S. Government Trust and Fund

   The Adviser and TFMC, for their respective periods, voluntarily agreed to limit the Fund's and Portfolio's expenses further to the extent required to prevent the aggregate expenses of the Fund and Portfolio from exceeding on an annual basis 0.75% and 1.40% of the average daily net asset value of Class A and Class B shares, respectively. Accordingly, for the period ended March 31, 1995, the reduction to the Adviser's and TFMC's fees, collectively with any amounts not borne by the Fund by virtue of the most restrictive state expense limit, amounted to $39,206 and $117,612, respectively. The reduction to the Adviser's and TFMC's fees amounted to $14,294 and $42,876, respectively for the Portfolio. The voluntary waivers may be discontinued at any time.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the principal underwriter and distributor of the Fund. For the period ended March 31, 1995, JH Funds and TFD received net sales charges of $24,555 with regard to sales of Class A shares of the Fund. Out of this amount, $4,090 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $20,465 was paid as sales commissions to unrelated broker-dealers.

   Class B shares of the Fund which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended March 31, 1995, contingent deferred sales charges amounted to $54,072.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments for distribution and service expenses which in total will not exceed on an annual basis 0.25% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares, to reimburse for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers which became effective July 7, 1993. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund and the Portfolio entered into a full service transfer agent agreement with Investor Services. Prior to this date, The Shareholder Services Group was the transfer agent. The Fund and the Portfolio will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

   A partner with Baker & Botts was an officer of the Trust, until December 22, 1994. During the period ended March 31, 1995, the Fund and the Portfolio paid legal fees of $3,878 to Baker & Botts.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Trustee of the Fund and Portfolio. The compensation of unaffiliated Trustees is borne by the Fund and Portfolio. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund and Portfolio will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the deferred compensation

                          NOTES TO FINANCIAL STATEMENTS

         John Hancock Funds - Adjustable U.S. Government Trust and Fund

liability will be recorded on the books as other assets. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the books.

   The Fund and Portfolio have an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition for which the Fund and Portfolio pay a fee to the advisory board and its counsel.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities by the Portfolio, other than short-term obligations, during the period ended March 31, 1995 aggregated $93,321,962 and $103,295,732, respectively.

   The cost of investments owned by the Portfolio at March 31, 1995 for Federal income tax purposes was $22,484,578. Gross unrealized appreciation and depreciation of investments aggregated $72,906, and $236,283, respectively, resulting in net unrealized depreciation of $163,377.

         John Hancock Funds - Adjustable U.S. Government Trust and Fund

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Bond Fund  --
John Hancock Adjustable U.S. Government Fund and
John Hancock Adjustable U.S. Government Trust

We have audited the accompanying statements of assets and liabilities of John Hancock Adjustable U.S. Government Fund (the Portfolio) and John Hancock Adjustable U.S. Government Trust (the Fund) (formerly the Transamerica Adjustable U.S. Government Fund and Transamerica U.S. Government Trust, respectively), two of the six portfolios constituting John Hancock Bond Fund (formerly Transamerica Bond Fund), (the Trust), including the schedule of investments of the Portfolio, as of March 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 31, 1991 (commencement of operations) to March 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the Portfolio included confirmation of securities owned by the Portfolio as of March 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of the John Hancock Adjustable U.S. Government Fund and the John Hancock Adjustable U.S. Government Trust, at March 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended and for the period from December 31, 1991 to March 31, 1992, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP


Boston, Massachusetts
May 15, 1995